                                                                    EXHIBIT 21.1



                             TYCO INTERNATIONAL LTD.
                        Subsidiaries at 30 September 2002


ARGENTINA:
       ADT Security Services S.A. (Argentina)
       Elo Touch Systems Argentina S.A.
       Fayser S.R.L.
       Inproteco SA
       Maulo S.A.
       Sensormatic Argentina S.A.
       Serenity S.A.
       Tyco Electronics Argentina S.A.
       Tyco Flow Control Argentina S.A.
       Tyco Networks (Argentina) S.R.L.
       Tyco Services S.A.
       Tyco Submarine Systems de Argentina S.A.

AUSTRALIA:
       ACN 000 233 536 Pty. Limited
       ACN 000 343 019 Pty Ltd.
       ACN 062 693 734 Pty Limited
       ADT Security Pty. Ltd.
       Auto Suture Company - Australia Branch
       Auto Suture Holdings Pty. Limited
       Banool Investments (VIC) Pty Ltd.
       Bonvilla Holdings Pty Ltd
       Clarebury Pty Ltd
       Coastline Foundry (Qld) Pty Limited
       Complete Engineering Group Pty. Limited
       Critchley Electrical Products Pty Limited
       Danby Pty Limited
       Dulmison Australia Pty Ltd
       Dulmison Pty Ltd
       ETE Coliban Pty Limited
       Earth Tech Engineering Pty Limited
       Egan Bros. Building Services Pty Limited
       Electrostrut Australia Pty Limited
       Environ Pty. Limited
       Fire Control Pty Limited
       Firefair Pty Limited
       Firepipe Protection Pty Limited
       Firmagroup Operations Holdings Pty Limited
       Fuelquip Pty Limited
       Gold Energy (Aust) Pty. Limited
       Grangehurst Enterprises Pty Ltd.
       Greenspan Environmental Technology Pty Ltd
       Greenspan Technology Pty Ltd
       Haden Engineering Pty Limited
       Haden F M Pty Limited
       Haden Staff Superannuation Fund Pty Limited
       Kalanda Enterprises Pty Ltd
       Keystone Asia Pacific Pty. Ltd.
       Lafayette Pharmaceuticals Pty, Ltd.
       M.B. John Limited
       M/A Com Private Radio Systems Pty Ltd
       MFS Holdings Pty Limited
       Mallinckrodt Australia Pty. Ltd.
       Mather & Platt Pty. Ltd.
       Medefield Pty, Ltd.
       Metropolitan Fire Systems Pty Limited
       Microwave Associates Australia Pty. Limited
       Morlynn Ceramics Pty Ltd.
       Nationguard Security Pty Limited
       Optical Networks Pty Limited
       P A Pacific Pty Limited
       Panmedica Pty. Ltd.
       Paradiem Pty LImited
       Prindon Holdings Pty Limited



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       Raychem (Australia) Pty Ltd.
       Raychem Superannuation Fund Pty Limited
       Reid Crowther (Australia) Pty. Limited
       Rel Corp Management Services Pty Ltd
       Resolve Engineering Pty. Ltd.
       Rindin Enterprises Pty. Ltd.
       Sensormatic Australia Pty. Ltd.
       Sherwood Medical Industries Pty. Limited
       Simplex International Pty Limited
       Steel Mains Pty. Limited
       Super Nominees Pty Limited
       Swan Metal Skirtings Pty Limited
       TISP Pty Limited
       Tyco Asia Pacific Pty Limited
       Tyco Australia Pty. Ltd.
       Tyco Building Products Pty Limited
       Tyco Electronics Networks Pty. Limited
       Tyco Electronics Pty Limited
       Tyco Engineering and Construction (Asia) Pty. Ltd.
       Tyco Flow Control Pacific Pty. Limited
       Tyco Healthcare Pty Limited
       Tyco International Pty Limited
       Tyco Lambda (Australia branch)
       Tyco Projects (Australia) Pty Limited
       Tyco Water Pty Ltd.
       Unistrut (New Zealand) Holdings Pty Limited
       Unistrut Australia Pty Limited
       Valleylab (Australia) Pty Limited
       Viking Fire Systems Pty Limited
       Yarway Australia Pty Limited

AUSTRIA:
       EH-Schrack Anlagenverwaltungs GmbH
       EH-Schrack Components GmbH
       Sensormatic Ges.m.b.H
       Total Walther Feuerschutz und Sicherheit GmbH
       Tyco Electronics Austria GmbH
       Tyco Healthcare Austria GmbH

BAHAMAS:
       A&E Products Korea Ltd.
       Newington Limited
       TyCom Services Inc.
       TyCom Shares Ltd.
       Tyco Global Exchange Inc.
       Tyco International Asia Inc. (Bahamas)
       Tyco Shares Ltd.
       World Services Inc.

BANGLADESH:
       Bengal Plastic Industries Ltd.

BARBADOS:
       AMP Exports Limited
       Corcom International Limited
       Corcom West Indies Limited
       DSC Security Products International Ltd.
       Earth Tech, Inc.
       Exeter Holdings Limited
       Graphic Controls (Barbados), Ltd.
       Reid Crowther Engineering Ltd.
       Sensormatic (Barbados) Export, Inc.
       TSSL Foreign Sales Corporation
       TyCom Holdings (Barbados) Ltd.
       TyCom Networks (Barbados) Ltd.
       Tyco Electronics Holdings Ltd.
       Tyco International Holdings Ltd.
       Tyco International Sales Corp.
       Tyco Worldwide Holdings Ltd.
       USSC FSC, Inc.

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BELGIUM:
       ADT Europe N.V.
       ADT Security Services N.V. (also known as S.A.)
       AMP Belgium
       Airvans Belgium S.A.
       Alarm Centrale
       All Security Systems NV
       CIPE Belgium S.A.
       DSC International SA
       Mallinckrodt Belgium N.V./S.A.
       Raychem European Head Office (Belgium)
       Raychem Industries NV
       Sensormatic BVBA
       Sensormatic NV
       Total Security Equipment BVBA
       TyCom Contracting B.V.B.A.
       Tyco Adhesives BVBA
       Tyco Electronics Belgium EC N.V.
       Tyco Electronics Raychem NV
       Tyco Flow Control Europe S.A.
       Tyco Healthcare Belgium N.V.
       Tyco Integrated Systems BVBA
       Tyco Networks (Belgium) B.V.B.A.
       Tyco Thermal Controls NV
       Vonk Enschede BV
       WHICH Belgium S.A.
       Wormald S.A. (also N.V.)

BELIZE:
       Earth Tech Belize Limited

BERMUDA:
       Camron (Bermuda) Insurance, Ltd.
       Carnforth Limited
       Cawich Limited
       Electro-Protective Limited
       Kral Steel Limited
       Mallinckrodt Holdings Ireland
       Mallinckrodt Medical International Holdings
       Nellcor Puritan Bennett Ireland Holdings
       TyCom Global Marketing Ltd.
       TyCom Holding Ltd.
       Tyco (Bermuda) Unlimited No. 1
       Tyco (Bermuda) Unlimited No. 2
       Tyco (Bermuda) Unlimited No. 3
       Tyco (Bermuda) Unlimited No. 4
       Tyco (Bermuda) Unlimited No. 5
       Tyco (Bermuda) Unlimited No. 6
       Tyco (Bermuda) Unlimited No. 7
       Tyco (Bermuda) Unlimited No. 8
       Tyco (Bermuda) Unlimited No. 9
       Tyco (Bermuda) Unlimited No. 10
       Tyco Alpha Limited
       Tyco Asia Networks Ltd.
       Tyco Beta Limited
       Tyco Cableship Charters Ltd.
       Tyco Capital Holdings Ltd.
       Tyco Capital Ltd.
       Tyco Contracting Ltd.
       Tyco Delta Limited
       Tyco Epsilon Limited
       Tyco Eta Limited
       Tyco Gamma Limited
       Tyco Global Networks Ltd.
       Tyco Holdings (Bermuda) No. 4 Limited
       Tyco Holdings (Bermuda) No. 6 Limited
       Tyco Holdings (Bermuda) No. 7 Limited
       Tyco Holdings (Bermuda) No. 11 Limited
       Tyco Holdings (Bermuda) No. 12 Limited

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       Tyco Holdings (Bermuda) No. 13 Limited
       Tyco Holdings (Bermuda) No. 14 Limited
       Tyco Holdings (Bermuda) No. 15 Limited
       Tyco Holdings (Bermuda) No. 16 Limited
       Tyco Holdings (Bermuda) No. 17 Limited
       Tyco Holdings (Bermuda) No. 18 Limited
       Tyco Holdings (Bermuda) No. 19 Limited
       Tyco Holdings (Bermuda) No. 20 Limited
       Tyco Holdings Limited
       Tyco Iota Limited
       Tyco Kappa Limited
       Tyco Lambda  (Bermuda Company)
       Tyco Omega Limited
       Tyco Rho Limited
       Tyco Sigma Limited
       Tyco Telecommunications Ltd.
       Tyco Zeta
       Willoughby Assurance Ltd.

BRAZIL:
       A&E Products do Brasil Ltda.
       Aguas de Cajamar S.A.  (25%)
       Aguas de Esmeralda Ltda.  (15%)
       Aguas de Mandaguahy S.A.  (23%)
       AlarmTeck do Brazil Sistemas de Vigilancia Ltda.
       AlarmTek Comersio & Participacoes Ltda.
       Auto Suture do Brasil Ltda.
       Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
       Dinaco Industria e Comercio de Ferro e Aco Ltda.
       Earth Tech Brasil Ltda.
       Empresa de Transmissao de Energia do Oeste Ltda
       Figgie do Brasil Industria e Commercio Ltda.
       Mallinckrodt do Brasil, Ltda.
       Mojonnier do Brasil Industria e Commercio de Equipamentos Ltda. S.E.C. do Brasil Ltda.
       Saneamento de Jau Ltda.  (99.9%)
       Sanear Saneamento de Aracatuba S.A.  (41%)
       Senelbra Industria, Comercio e Servicos Ltda.  (51%)
       SensorBrasil Sistemas Comercio & Locacoes Ltda.
       Sensormatic do Brasil Electronica Ltda.
       Tyco Electronics Brasil S.A.
       Tyco Eletro-Eletronica Ltda.
       Tyco Fire & Security Equipamentos Ltda. (Brazil)
       Tyco Flow Control do Brasil Ltda.
       Tyco Networks (Brasil) Ltda.
       Tyco Submarine Systems Brasil Ltda.
       Tyco Valves & Controls Brasil Ltda.
       Valvulas Crosby Industria e Commercio Ltd.
       Westlock Controls Equipmentos de Controle Ltda

BRITISH VIRGIN ISLANDS:
       Praegitzer Industries (B.V.I.) Inc.
       Praegitzer Industries Scotland (B.V.I.) Inc.
       STI Foreign Sales Corporation
       Somerset Holdings Ltd.

BRUNEI DARUSSALAM:
       Indeco Services Sdn Bhd
       Tyco Services (B) Sdn. Bhd.

CANADA:
       1057673 Ontario Inc.
       1293908 Ontario Limited
       1306437 Ontario Limited
       1306438 Ontario Limited
       1307520 Ontario Limited
       1319209 Ontario Limited
       1355538 Ontario Limited
       495649 Ontario Limited
       552479 Ontario Inc.

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       705027 Ontario Inc.
       919551 Ontario Inc.
       920439 Ontario Limited
       921150 Ontario Inc.
       ABR Consultants Joint Venture (33%)
       ADT Canada Holdings Limited (72.84%)
       ADT Finance Inc.
       ADT Security Services Canada, Inc.
       Alarmex Ltd.
       Ansul Canada Limited
       Bank of Montreal Financial Ltd./Societe De Financement Banque de
        Montreal Ltee.
       Becker Fire Service Ltd.
       Beers' Fire Protection Ltd.
       Centralarme Inc.
       Century Industries Company
       Code Red Fire Services, Ltd.
       Code Red Security Systems, Corp.
       Columbia-MBF Inc.
       Cronin Fire Equipment (Edmonton) Ltd.
       Deep Draw Cylinders Inc.
       Detron Safety Inc.
       Drapeau Fire Protection Limited
       Earth Tech (Canada) Inc.
       F.C.V. Systems (London) Inc.
       Firecom Sales & Consulting
       Firefighter Protection / Mobile Fire Extinguish Recharging Ltd. Fireworks Fire Protection Ltd.
       Foothills Fire Equipment Ltd.
       Forward Safety Systems (Eastern) Inc.
       Forward Safety Systems, Inc.
       Graphic Controls Canada Limited
       Hawley Group Canada Limited
       Hygieia Holdings (Canada) Inc.
       Icon Systems Limited
       Inbrand Corporation (Canada) Inc.
       Intelligent Systeme Distributeur (I.S. DI.) Inc.
       Jentek Controls Ltd.
       JMI Canada Inc.
       John Thomas Batts Enterprises (Canada) Ltd.
       Keystone Canada, Co.
       KRC Consultants Joint Venture  (50%)
       Lafayette Pharmaceuticals (Canada) Inc.
       Ludlow Canada, Inc.
       M/A-COM Private Radio Systems Canada Corp.
       Magna Fire Protection & Security Ltd.
       Mallinckrodt Canada Inc.
       Minervatech Inc.
       Mitec Fire & Security Ltd.
       MJN Capital International Inc.
       Multi Services J.P. Inc.
       Murphy Fire Systems Ltd.
       Nellcor Puritan Bennett (Melville) Ltd.
       Niagara Fire Extinguisher Co. Ltd.
       Noonan and Reid Crowther Partnership  (51%)
       P.A.L. Enterprises Inc.
       Paragon Trade Brands (Canada) Inc.
       Parkwood Security Systems Inc.
       Priority Fire Systems Ltd.
       Proctor & Redfern International Limited
       RCPL/AEI Joint Venture  (48%)
       Reid Crowther International Ltd.
       Robinson Solutions Ltd.
       Rovalve Canada Ltd.
       SEC Investments of Canada Ltd.
       SecurityLink from Ameritech Ltd. (Canada)
       SecurityLink, Ltd.
       Sensormatic Canada Incorporated
       Serv-Alarm Limited
       Serv-Alarm Niagara Ltd.
       Serv-Alarm Toronto Ltd.

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       SKS Fire & Communications Inc.
       Spanguard Devices, Inc.
       Surgical Dynamics Canada Inc.
       TEPG Canada Inc.
       Tracer Canada Incorporated
       Tracer Construction Canada Company
       Tracer Field Services Canada Ltd.
       Tracer Industries Canada Limited
       Tracer Industries International, Inc.
       TTCC Holdings Inc.
       Tyco Electronics Canada Ltd.
       Tyco Healthcare Group Canada Inc.
       Tyco International of Canada Ltd.
       Tyco Plastics Canada Ltd.
       Tyco Thermal Controls (Canada) Ltd.
       Tyco Valves & Controls Canada Inc.
       TyCom Networks (Canada) Ltd. - Reseaux TyCom (Canada) Ltee. Unistrut Canada Limited
       Wern-Flo Inc.
       YyC.T. Joint Venture  (10%)

CAYMAN ISLANDS:
       Davis & Geck Caribe Limited
       Davis & Geck Limited
       Raychem International
       Sensormatic Cayman Finance Ltd.
       Sensormatic Cayman LP

CHILE:
       AMP de Chile Conectores Electricos Y Electronicos Ltda. Comercial Kendall (Chile) Limitada
       General Security S.A.
       Grinnell Sistemas de Proteccion Contra Incendio S.A. (Chile) Reveco y Cia. Ltda.
       Simplex S.A.
       TyCom Networks (Chile) S.A.
       Tyco Electronics  Industrial Y Comercial Chile Limitada
       Tyco Flow Control Chile S.A.
       Unistrut Chile Comercial E. Industrial Limitada  (60%)

CHINA, PEOPLE'S REPUBLIC OF:
       AMP (China) Investment Co. Ltd.
       AMP Shanghai Connector Co., Ltd.  (92.31%)
       AMP Suzhou Connector Tool, Ltd.
       AMP Trading (Shanghai) Company Limited
       Beijing Keystone Valve Co. Ltd.
       Dulmison Zibo Insulator Co., Ltd.
       Earth Tech Management Consulting Service (Beijing) Co., Ltd. Earth Tech, Inc.- Beijing Branch Office
       Goodbaby Paragon Hygienic Products Co. Ltd.
       Guangzhou Xilang Wastewater Treatment Co. Ltd.  (65%)
       Kendall-Yantai Medical Products Company, Ltd.
       Keystone (Jingmen) Valve Co. Ltd.
       Keystone Valve (China) Ltd.
       Qinhuangdao Pacific Water Company Limited  (80%)
       Raychem (Shanghai) Trading Ltd.
       Raychem Electronics (Shanghai) Ltd.
       Raychem Electronics (Shenzhen) Ltd.
       Raychem Shanghai Cable Accessories Ltd
       Sensormatic Electronics (Shen Yang) Co. Ltd.
       Shanghai Eagle Safety Equipment Ltd.  (51%)
       Shanghai Ouli Trading Co. Ltd.
       Shanghai Reid Crowther Engineering Consulting Ltd.  (48%)
       Shenyang Yarway Valve Co. Ltd.
       Shenzhen Original Electric Co Ltd
       Simplex (Tianjin) Fire & Security System Co., Ltd.
       Spraysafe Beijing
       Tianjin Earth Tech Jieyuan Water Co., Ltd.  (52%)
       Tyco Electronics (Shanghai) Co., Ltd
       Tyco Electronics (Wuxi) Ltd

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       Tyco Electronics AMP Qingdao Co. Ltd.
       Tyco Electronics AMP Shunde Ltd
       Tyco Healthcare International Trading (Shanghai) Co., Ltd.
       Tyco Packaging Systems (Shanghai) Co., Ltd

COLOMBIA:
       Comercializadora de Equipos Antihurto Sensorcol S.A.
       Mercantil de Importaciones y Exportaciones Ltda. en Liquidacion (MINEX) Raychem S.A. (Colombia)
       Tyco Electronics Colombia Ltda.
       Tyco Healthcare Colombia S.A.
       Tyco Services Ltda. (Colombia)

COSTA RICA:
       A&E Productos de Costa Rica, S.A.
       Kendall Innovadores en Cuidados al Paciente S.A.

CYPRUS:
       Raychem Technologies Limited
       TyCom Contracting (Cyprus) Limited
       TyCom Networks (Cyprus) Limited

CZECH REPUBLIC:
       ADT Security Center S.r.o. (95%)
       A.S.S. Allgemeine Sicherheitssysteme GmbH
       AQ-Test, spol s.r.o.
       BOREAS-Studio grafickych informacnych systemu, s.r.o.
       CYGNI, a.s.
       Feuerloschgerate Neuruppin CZ, s.r.o.
       GEOMATICS Prague s.r.o.
       GHE, a.s.
       KAP spol, s.r.o.
       Manibs Brno Spol. S.r.o.  (99%)
       Raychem HTS s.r.o.
       SEPA, spol. s.r.o.  (70%)
       SET EC s.r.o.
       TOTAL WALTHER - Stabilni hasici zarizeni spol s.r.o.
       Tyco Electronics Czech s.r.o.
       Tyco Electronics EC Trutnov s.r.o.
       Tyco Integrated Systems s.r.o.
       Zettler CR, spol. s.r.o.

DENMARK:
       AMP Denmark
       CIPE Holding (Denmark) ApS
       Sensormatic ApS
       TSD
       TyCom Contracting (Denmark) ApS
       Tyco Electronics Denmark
       Tyco Electronics Far East Holdings ApS
       Tyco Holding I (Denmark) ApS
       Tyco Holding I ApS
       Tyco Holding II (Denmark) ApS
       Tyco Holding III (Denmark) ApS
       Tyco Holding IV (Denmark) ApS
       Tyco Holding V (Denmark) ApS
       Tyco Holding VI (Denmark) ApS
       Tyco Holding VII (Denmark) ApS
       Tyco Holding VIII (Denmark) ApS
       Tyco Holding IX (Denmark) ApS
       Tyco Holding X (Denmark) ApS
       Tyco Holding XI (Denmark) ApS
       Tyco Holding XIII (Denmark) ApS
       Tyco Holding XIV (Denmark) ApS
       Tyco Holding XV (Denmark) ApS
       Tyco Holding XVI (Denmark) ApS
       Tyco Holding XVII (Denmark) ApS
       Tyco Holding XIX (Denmark) ApS
       Tyco Integrated Systems (Denmark) ApS
       Tyco Networks (Denmark) ApS

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       Tyco Valves & Controls Denmark A/S
       Water Holding (Denmark) ApS
       Wormald A/S

DOMINICAN REPUBLIC:
       Raychem Dominicana S.A.

ECUADOR:
       Grinnell Sistemas de Proteccion Contra Incendio S.A.(Ecuador) Tyco Electronics de Venezuela, C.A.

EGYPT:
       Raychem (Delaware) Ltd.
       Raychem Egypt Limited
       Raychem Technologies Limited, Egypt Branch, Rep. Office
       TyCom Networks Egypt Ltd.

ESTONIA:
       AMP EESTI AS

FIJI:
       Armourguard Fiji Limited
       Fire Control Fiji Limited
       Security Systems (Fiji) Limited
       Tyco Fiji Limited

FINLAND:
       Scott Health & Safety Oy
       Scott Technologies Health & Safety Oy
       Sensormatic OY
       TSA Gap Prive
       Tyco Electronics Finland Oy
       Tyco Healthcare Finland Oy
       Tyco Networks (Finland) Oy

FRANCE:
       ADT France SA
       ADT Telesurveillance SA
       ASE Continuing Education Center S.A.
       ASE Partners S.A.
       Acroba S.A.
       Aerolic Industries S.A.
       Alarmes Conseils Services SARL
       Alte
       Antia S.A.
       Auto Suture Europe Holdings, Inc. (French Branch)
       Auto Suture Europe S.A.
       Auto Suture European Services Center, S.A.
       Auto Suture France S.A.
       Bayard SA
       CAP Services
       CEDI Securite SA
       CEDP
       CEPA
       CPS Alarme
       CPS Surveillance
       Ceditel SA
       Cormerais Electronique S.A.
       DSI  (34%)
       Descote SA
       Earth Tech France S.a.r.l.
       Equitec
       Europ Telesecurite SAS
       Euroville France
       FINASUR
       Fibaly SA
       Fingerkey S.A.
       First Alarme
       Flow Control Technologies SA
       GMC SARL

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       Graphic Controls France S.A.R.L.
       Grinnell Distribution France Sarl
       Inbrand France SA
       Karner Europe SARL
       Kendall Incontinence
       Kendall SA
       Klein S.A.
       La Commande Numerique
       Laborotoires Sherwood, Davis & Geck
       Laje S.A.
       Lindapter S.A.
       MANIBS France S.A.R.L.  (99%)
       Mallinckrodt Developpement France S.A.
       Mallinckrodt France SARL
       Mather & Platt Wormald, S.A.
       Nellcor Puritan Bennett France Holdings SAS
       Nomos SA
       Parelec Investissement
       Protel S.A.
       RT Participation
       Raychem SA (France)
       STRATE S.A.R.L.  (95%)
       Saint-Paul Securite SARL
       Sapag S.A.
       Sayag Electronique International (S.E.I.)
       Sci Alain Martin
       Sci Becaro
       Sci Chanle
       Sci Mazal
       Sci Tov
       Sensormatic France S.A.R.L.
       Sensormatic S.A.R.L.
       Sensormatic Technologies SA
       Societe Europeene de Protection Contre L'Incendie S.A.
       Societe de Communication et Telesurveillance (S.C.T.)
       Swair
       T.S. France SA
       TEP France SA
       TGN Euro Link, S.A.
       TSA Gap  (34%)
       TyCom Contracting (France) SAS
       Tyco Electronics EC France
       Tyco Electronics Export
       Tyco Electronics France SAS
       Tyco Electronics Holding France S.A.S.
       Tyco Electronics SIMEL SAS
       Tyco Europe S.A.
       Tyco European Security Holdings SA
       Tyco Fermertures Coupe-Feu S.A.
       Tyco Flow Control Holding S.A.
       Tyco France Security S.A.
       Tyco Healthcare France SAS
       Tyco Healthcare Holding Inc
       Tyco Healthcare SA
       Tyco Networks (France) SAS
       Tyco Projects France SARL
       Tyco Submarine Systems SARL
       Tyco Thermal Controls SA
       Tyco Valves & Controls Distribution (France) S.C.A.

GERMANY:
       ADT Security Deutschland GmbH
       ADT Service-Center GmbH
       ADT Sicherheit privat GmbH
       ADT Sicherheitstechnik GmbH
       ASP Armaturen Schilling Puspas GmbH
       AZ Elektroanlagenbau GmbH
       AZ Immobilien GbR
       B. Braun-Dexon GmbH
       B.U.T. Diestel Umwelttechnik GmbH

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       Babcock Sempell Armaturen-Service GmbH
       CKS Systeme GmbH (Germany)
       COSMOS Feuerloeschgeraetebau GmbH
       Chemat GmbH Armaturen fur Industrie
       Chemische Fabrik Pirna-Copitz GmbH
       DA Export International GmbH
       DA Kunststoff GmbH
       DEGA Sicherheitstechnik GmbH
       Dritte CORSA Verwaltungsgesellechaft GmbH
       EDS Sicherheitstechnik GmbH
       Earth Tech Deutschland GmbH
       Earth Tech GmbH
       Earth Tech Umwelttechnik GmbH
       Elo TouchSystems GmbH & Co KG
       Erhard GmbH & Co
       Erika-Stiftung e.V.
       Ernst Schmieding GmbH & Co. KG
       Erwin Burbach Maschinenfabrik GmbH
       European Valves & Fittings B.V.
       Flow Control Technologies GmbH
       Fondermann GmbH
       Frischhut Immobilien GmbH
       Geratebau-Beteiligungsgesellschaft mbH
       Grinnell Flow Control GmbH & Co. Distribution OHG
       Hellstern GmbH (70%)
       Helmut Geissler Glasinstrumente GmbH
       Hermann Rapp GmbH
       IAP Industriearmaturen POLTE Vertriebs GmbH
       IKA Industrie-und Kraftwerks-Armaturen GmbH
       INDUSHA Industrie-und Handelsbedarf GmbH
       INDUSHA Industrie-und Handelsbedarf GmbH & CO. KG
       JALEX Gesellschaft fur elektronische Zahlungsverwaltung mbH
       KSK Kunststoff-Strassenkappen GmbH
       Karner Europe GmbH
       Lindapter GmbH
       Ludwig Frischhut Beteiligungs GmbH
       Ludwig Frischhut GmbH & Co. KG
       MANIBS Spezialarmaturen GmbH & CO. KG
       MANIBS Spezialarmaturen Verwaltungs GmbH
       Mallinckrodt Chemical GmbH
       Mallinckrodt Chemical Holdings GmbH
       Mallinckrodt Medical GmbH
       Mallinckrodt Medical Holdings Gmbh
       Medolas Gesellschaft Fur Medizintechnik MBH (80%)
       Mercomp Ltd
       Metallverarbeitung GmbH Kakerbeck
       NARVIK-Yarway GmbH
       NEUHAUS Feuerloschgerate GmbH
       NiMa Maschinenbau GmbH
       Paul Jordan Elektrotechnische Fabrik GmbH & Co (50%)
       Praekon Sondermaschinen GmbH
       Precision Interconnect GmbH
       SABO-armaturen service GmbH
       STRATE Technologie fur Abwasser GmbH
       Schmieding Armatury CZ s.r.o.
       Schmieding Verwaltungs GmbH
       Schmieding-Armaturen GmbH
       Schmieding-Armaturen GmbH, Hermsdorf
       Schmieding-Armaturen GmbH, Seevetal
       Schmieding-Armaturen GmbH, Ursensollen
       Schumacher GmbH & Co. Kommanditgesellschaft
       Sempell AG
       Sensormatic C/I GmbH
       Sensormatic GmbH
       Sozial Werk der Total Walther Feuerschutz Unternehmensgruppe GmbH TEP Gesellschaft fur Technologische und Elektronische Protektion mit
         beschrankter Haftung
       TOTAL Feuerschutz GmbH
       TOTAL Feuerschutz Vertrieb GmbH
       Thorn Sicherheits GmbH
       Tillig Shopmaster GmbH & Co. KG (68.75%)

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       Tillmann Armaturen GmbH
       Total Walther Beteiligungsgesellschaft mbh
       Total Walther Feuerschutz Loschmittel GmbH
       Total Walther GmbH
       Tyco Building Services Products (Germany) GmbH
       Tyco Building Services Products Division GmbH
       Tyco Electromechanical Components Verwaltung GmbH
       Tyco Electronics AMP GmbH
       Tyco Electronics EC GmbH & Co. KG
       Tyco Electronics EC Verwaltungsgesellschaft mbH
       Tyco Electronics Holding GmbH
       Tyco Electronics Raychem GmbH
       Tyco Electronics idento GmbH
       Tyco European Investments Deutschland GmbH
       Tyco Healthcare Deutschland GmbH
       Tyco Healthcare Deutschland Manufacturing GmbH
       Tyco Holding GmbH
       Tyco Integrated Systems Deutschland GmbH
       Tyco International Armaturen Holding GmbH
       Tyco Networks (Germany) GmbH
       Tyco Thermal Controls GmbH
       Tyco Umwelttechnik GmbH
       Tyco Valves & Controls Distribution GmbH
       WHICH Deutschland GmbH
       WOPF Befestigungselemente GmbH
       Weindl Feuer - und Umweltschutz GmbH
       Wellcom International Sales and Services GmbH
       Wellcom International Sales and Services GmbH & Co. Betriebs KG Zettler Hilfe e.V.

GIBRALTAR:
       Espion (International) Limited
       Silver Avenue Holdings Limited
       Stralen Investments Limited
       Velum 1998 Limited
       Verdana Holdings Limited

GREECE:
       ADT Greece S.A. (ADT Hellas)  (82.5%)
       Earth Tech (Hellas) Limited Liability Company
       Greene Insurance Limited
       Raychem Hellas E.P.E.
       TyCom Networks SA
       Tyco Electronics Hellas MEPE
       Tyco Hellas S.A.

GUAM:
       ADT Security Services, Inc.
       Earth Tech, Inc.
       Tyco Networks (Guam), L.L.C.
       Tyco Telecommunications (US) Inc.

GUATEMALA:
       ADT Sistemas de Seguridad, S.A. (Costa Rica)
       Grinnell Sistemas de Proteccion Contra Incendio S.A. (Guatemala) Incendio, S.A. de C.V. (Guatemala)
       Tyco Ingenieria y Construccion S.A. (Guatemala)
       Tyco Submarine Systems, Sociedad Anonima

HONDURAS:
       A&E Products de Honduras S.A.

HONG KONG:
       A&E Products (Far East) Limited
       AMP Products Pacific Limited
       ATS Technology (Hong Kong) Limited
       Batts Far East Limited
       CEM (HK) Ltd.
       Central Spraysafe Company (Hong Kong) Limited
       Critchley Asia Limited

       Crown Nation International Limited (50%)
       Dawson Engineering Limited (50%)
       F.A.I. Technology (Hong Kong) Limited
       Madison Cable Asia Limited
       Mallinckrodt Hong Kong Limited
       Original Electromechanical (HK) Limited
       Pioneer Faith International Limited (50%)
       Praegitzer International (HK) Limited (99%)
       Raychem (HK) Limited
       Raychem China Limited NV
       Raychem China Marketing Services Limited
       Sensormatic Hong Kong Limited
       Simplex Asia Limited
       Simplex Sino Limited
       TEC HK Limited
       Tak Cheong (Yau Kee) Engineering Ltd.
       Thorn Security (Hong Kong) Limited
       Transpower Technologies (HK) Limited
       Tyco Electronics H.K. Limited
       Tyco Engineering & Construction (HK) Limited
       Tyco Flow Control Hong Kong Limited
       Tyco Healthcare (HK) Co., Ltd.
       Tyco Healthcare (HKSAR) Limited
       Tyco Networks (Hong Kong) Limited
       Tyco/Tudawe Trading Corporation
       Unistrut Service Centre (Hong Kong) Limited
       Wormald Engineering Services Ltd.

HUNGARY:
       AKG Rt.-Alfoldi Metallurgie-und Maschinenbau AG  (31.13%)
       Brueder Mannesmann Hungary Kft
       Duna Armatura Kft.  (45%)
       Earth Tech Engineering Limited Liability Company
       KSK Kft.  (67.62%)
       Raychem GmbH (Hungary Branch)
       Raychem Sales and Marketing Kft.
       Sensormatic Kft.
       Siemens EC Electromechanical Components Production Limited Liability
         Company
       Sprinkler 2000 Fire Protection Limited Liability Company
       Total Walther Contractor and Engineer Ltd.
       Total Walther Kft.
       Tyco Electronics EC Electromechanical Components Production Ltd
         Liability Co.
       Tyco Electronics EC Ltd.
       Tyco Electronics Hungary Manufacturing Ltd.
       Tyco Electronics MPI Automotive Components Limited Liability Company Tyco Electronics MPI Kft.
       Tyco TDI Hungary Electronical Parts Manufacturing Customs Free Zone
         Limited Liability Company

INDIA:
       A&E India Private Limited
       Automotive Wiring Systems Limited  (49%)
       Hofincons Infotech & Industrial Services Ltd
       Mallinckrodt International Corporation
       Modern Alarms & Electronics Pvt Ltd.
       Precision  Interconnect India Private Limited
       Raychem (Delaware) Ltd. (Indian Branch)
       Raychem RPG Limited
       Sanmar Holdings, Ltd.
       Sempell Valves (Pvt) Ltd.  (50%)
       Simplex Building Systems Private Limited
       TEI Technologies Private Limited  (50%)
       Tyco Electronics Corporation India Private Limited
       Tyco Electronics Systems India Private Limited
       Tyco Electronics Tools (India) Pvt. Ltd.
       Tyco Engineering and Construction Private Limited
       Tyco Healthcare India Private Limited
       Tyco Sanmar Limited  (40%)
       Tyco Valves and Controls India Private Limited

INDONESIA:
       P.T. ODG Wormald Indonesia
       P.T. Reid Crowther Indonesia
       PT Tyco Eurapipe Indonesia
       PT. Dulmison Indonesia
       PT. Tyco Precision Electronics
       Raychem Indonesia Representative Office

IRELAND:
       ACE Alarm Systems Limited
       ADT Limited
       AMP Reinsurance Company Limited (ARCL)
       Abel Alarms (Ireland) Limited.
       Allied Alarms & Safes Ltd.
       Allied Alarms Limited
       Allied Metal Products Limited
       Allied Security Products Ltd.
       Audio Education Limited
       B & B Electronics Limited
       Brangate Limited
       Flo-Check Valves Limited
       Fondermann & Co. (Ireland) Limited
       IAMASCO Plc
       Irish Building Services (Manufacturing Ltd)
       Jones Environmental (Ireland) Limited
       Jones Environmental (UK) Limited
       Jones Environmental Holdings Limited
       Jones Environmental Limited
       Mallinckrodt Holdings Ireland
       Mallinckrodt International Financial Services Company
       Mallinckrodt Medical
       Mallinckrodt Medical Holdings Ireland
       Mallinckrodt Medical Imaging - Ireland
       Mallinckrodt Medical International Holdings
       Mather & Platt Ireland Limited
       Mather & Platt Ireland Manufacturing Limited
       Modern Security Systems Limited
       Nellcor Puritan Bennett Ireland
       Nellcor Puritan Bennett Ireland Holdings
       SEC Investments of Ireland Ltd.
       Securitag Limited
       Sensormatic Electronics Corp. Ireland Ltd.
       Sensormatic European Distribution Ltd.
       Sensormatic Ireland Limited
       Summerhouse Limited
       Tyco Building Services Products (Ireland) Limited
       Tyco Electronics Ireland Ltd.
       Tyco Far East Holdings Limited
       Tyco Healthcare Ireland Limited
       Tyco International Finance Ireland
       Tyco Ireland Limited
       Tyco Networks (Ireland)
       Tyco Printed Circuit Group - Dublin Division
       Tyco Tech Holdings Ireland
       Tyco Telecommunications (Ireland)
       United States Surgical Corporation (Ireland) Limited
       Witham

ISLE OF MAN:
       Mallinckrodt Medical Isle of Man

ISRAEL:
       Earth Tech (Israel) Ltd.
       Raphael Mitzpe Ramon Ltd.
       Raphael Valves Industries (1975) Ltd.
       Raychem Limited
       Sintram Limited  (50%)
       TCM CONTRACTING (ISRAEL) LTD.
       TCM NETWORKS (ISRAEL) LTD.
       Tyco Electronics Israel Ltd.

       Tyco Healthcare (Israel) Ltd.

ITALY:
       ADT Italia Srl
       Belgicast Italia S.R.L.
       Bentel Security Srl
       Biffi Italia S.r.l.
       Earth Tech (Italy) S.R.L.
       Karner-Batts SRL
       Mallinckrodt DAR Srl
       Mallinckrodt Italia Srl
       Meditec s.r.l.
       Politermica Distribution S.r.l.
       Red System S.R.L.
       Sabo Foarm Srl
       Sensormatic EC SRL
       Tyco Adhesives Italia S.p.A.
       Tyco Contracting (Italy) Srl
       Tyco Electronics AMP Italia Products S.p.A.
       Tyco Electronics AMP Italia S.p.A.
       Tyco Electronics MPI Italia S.r.l.
       Tyco Electronics-Raychem SpA
       Tyco Foam Italia Srl
       Tyco Healthcare Italia, S.p.A.
       Tyco Networks (Italy) Srl
       Tyco Valves and Controls Italia S.r.l.
       Wormald Italiana S.P.A.
       Zettler App. Eletricci S.p.A.
       Zettler S.R.L.

JAPAN:
       Ansul-Nissho, Inc.
       Aomori Dry-Chemical Kabushiki Kaisha
       Businessland  Japan Co., Ltd.
       Central Sprinkler Japan, Limited  (40%)
       Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
       Goto Valve K.K.
       Hokkaido Dry-Chemical Kabushiki Kaisha
       Kabushiki Kaisha Keiyo Shobo Hoshu Center
       Kitamura Valve Giken Co., Ltd.
       Kitamura Valve Mfg. Co., Ltd.
       Nippon Dry-Chemical Kabushiki Kaisha  (92.24%)
       Nippon Keystone Corporation
       Nippon Sherwood Medical Industries Ltd.
       Precision Interconnect International Kabushiki Kaisha
       Precision Interconnect International Ltd.
       Surgical Dynamics Japan Inc.
       Touch Panel Systems Corporation  (50%)
       TyCom Contracting (Japan) KK
       Tyco Electronics AMP K.K.
       Tyco Electronics EC KK
       Tyco Electronics Raychem K.K.
       Tyco Healthcare Japan, Inc.
       Tyco Healthcare Products (Japan) Co., Ltd.
       Tyco Networks (Japan) K.K.
       Tyco Systems Japan Co., Ltd.
       Yamaguchi Tokushu Seiko K.K.

JERSEY:
       Exbury Limited
       Labyrinth Investments Limited

LUXEMBOURG:
       ADT Finance S.A.
       ADT Luxembourg S.A.
       CIC Luxembourg SaRL
       CIPE Luxembourg S.A.
       Grinnell Simplex Group SA
       Kendall Group SA
       NEUHAUS Feuerloschgerae GmbH Niderlassung Luxembourg

       Ocarina S.A.
       TCN Holding (Luxembourg) S.a.r.l.
       TyCom Holdings A Sarl
       TyCom Holdings B Sarl
       TyCom Holdings C Sarl
       TyCom Holdings II SA
       Tyco Electronics Luxembourg S.A.
       Tyco Group S.a.r.l.
       Tyco Holdings S.a.r.l.
       Tyco International Group S.A.
       Tyco Networks (Luxembourg) S.a.r.l.
       Valera Holdings S.a.r.l.

MALAYSIA:
       ADT Alarm Research (M) Sdn. Bhd.
       AMP Products (Malaysia) Sdn. Bhd.
       Brunsfield Holdings Sdn. Bhd.
       Brunsfield Thorn Technology Sdn. Bhd.  (50%)
       Grinnell Supply Sales (Malaysia) Sdn. Bhd.  (50%)
       Innodouble (M) Sdn. Bhd.  (51%)
       Japan Original (M) Sdn Bhd
       Kijang Merger Sdn Bhd
       Kumpulan Injap Kebesan (M) Sdn. Bhd.
       Life Engineering Sdn. Bhd.
       Mallinckrodt Baker Sdn. Bhd.
       Mallinckrodt International Corporation
       Mediquip Sdn. Bhd.
       Praegitzer Asia Sdn. Bhd.
       Raychem Sdn. Bhd.
       Senivisa Trading Sdn. Bhd.
       Sigmaform (M) Sdn. Bhd.
       Simplex Fire & Security Sdn. Bhd.
       Tyco Electronics (M) Sdn. Bhd.
       Tyco Electronics (Malaysia) Sdn. Bhd.
       Tyco Electronics Dulmison (Malaysia) Sdn. Bhd.
       Tyco Engineering & Construction (Malaysia) Sdn. Bhd. (70%) Tyco Flow Control (Malaysia) Sdn. Bhd.
       Tyco Grinnell KM Sdn. Bhd.
       Tyco Manufacturing (Malaysia) Sdn. Bhd.
       Tyco Services Malaysia Sdn. Bhd.
       Tyco Valves & Controls (M) Sdn. Bhd.

MARSHALL ISLANDS:
       C.S. Tyco Decisive Inc.
       C.S. Tyco Dependable Inc.
       C.S. Tyco Durable Inc.
       C.S. Tyco Provider, Inc.
       C.S. Tyco Reliance Inc.
       C.S. Tyco Resolute Inc.
       C.S. Tyco Responder Inc.
       Coastal Cable Ship Co. Inc.

MAURITIUS:
       Sensormatic Electronics (Mauritius)
       TyCom Networks (Mauritius) Limited
       Tyco Asia Investments Limited

MEXICO:
       ADT Security Services, S.A. de C.V.
       AMP Amermex, S.A. de C.V.
       Aguas Tratadas de Cadereyta, S. de R.L. de C.V.  (99.96%)
       Aguas Tratadas de Madero, S. de R.L. de C.V.  99.96%)
       Aguas Tratadas de Minatitlan, S. de R.L. de C.V.  (45%)
       Aguas Tratadas de Tula, S. de R.L. de C.V.
       Ansul Mexico, S.A. de C.V.
       Atlatec Ambiental, S.A. de C.V.
       Atlatec Chihuahua, S.A. de C.V.  (35%)
       Batts de Mexico S.A. de C.V.
       Carlisle Recycling de Mexico S.A. de C.V.
       Cima de Acuna S.A. de C.V.

        CoEv Servicios de Matamoros, S.A. de C.V.
        CoEv de Matamoros, S.A. de C.V.
        Construser, S.A. de C.V.
        Corcom, S.A. de C.V.
        Earth Tech Acquisition Entity, S.A. de C.V.
        Earth Tech Mexican Holdings, S.A. de C.V.
        Earth Tech Mexico S.A. de C.V.
        Especialidades Medicas Kenmex, S.A.
        Euro-Flex de Mexico, S.A. de C.V.
        Fire Equipment de Mexico S.A. de C.V.
        Gema Servicios Ambientales, S.A. de C.V.
        Grinnell Sistemas de Proteccion Contra Incendio S.A. de C.V.(Mexico) Grupo Empresarial de Mejoramiento Ambiental, S. de R.L. de C.V. Grupo P.I. Mabe, S.A. de C.V.
        Kelsar S.A. de C.V.
        Kendall de Mexico S.A. de C.V.
        Kenmex Holding Company, S.A. de C.V.
        MMJ S.A. de C.V.
        Mallinckrodt Baker S.A. de C.V.
        Mallinckrodt Medical S.A. de C.V.
        Manufacturas y Conectores TYCO, S. de R.L. de C.V.
        Mojonnier de Mexico S de RL de CV  (49%)
        Nellcor Puritan Bennett Mexico, S.A. de C.V.
        Paragon-Mabesa International, S.A. de C.V.
        Plasticos Bajacal, S.A. de C.V.
        Plasticos Mexical S.A. de C.V.
        Potter & Brumfield de Mexico, S.A. de C.V.
        Productos de Atencion de Salud de Mexico, S.A.
        Promotora Ecologica Potosina, S.A. de C.V.  (18%)
        Promotora de Aguas Potosinas, S.A. de C.V.
        Rafypak, S.A. de C.V.
        Raychem Juarez, S.A. de C.V.
        Raychem Technologias, S.A. de C.V.
        Raychem Tijuana Services, S.A. de C.V.
        Rust Servicios Ambientales E Infraestructura, S.A. de C.V. Sensormatic Electronics S. de R.L. de C.V.
        Sensormatic S.A. de C.V.
        Servicios de Aguas Nogales, S.A. de C.V.
        Simplex Acsel S. de R.L. de C.V.
        Tyco Electronicos Monterrey S. de R.L. de C.V.
        Tyco Electronics Mexico, S.A.
        Tyco Electronics Power Systems de Mexico, S.A. de C.V.
        Tyco Electronics Tecnologias S.A. de C.V.
        Tyco Electronics Tijuana Servicios S.A. de C.V.
        Tyco Engineering and Construction S.A. De C.V.
        Tyco Submarine Systems, S.A. de C.V.
        Tyco Valves & Controls de Mexico, S.A. de C.V.

NETHERLANDS:
        ADT Authorized Dealers B.V.
        ADT Canada B.V.
        ADT Canada Holdings B.V.
        ADT Finance B.V.
        ADT Holdings B.V.
        ADT Security Services BV
        AMP Automotive Development Centre B.V.
        AMP Laminates B.V.
        AMP Taiwan B.V.
        Ampliversal B.V.
        Auto Suture Belgium B.V.
        CIPE Nederland B.V.
        DASAP Telecommunications B.V.
        Descote Benelux B.V.
        Elpro Beveiliging B.V.
        Elpro Groep B.V.
        Elpro Telecom B.V.
        Glearth B.V.
        Hovap Beheer B.V.
        Hovap Consolidated B.V.
        Hovap Holding B.V.

        Hovap International (Holland) B.V.
        Intervalve B.V.
        Isopad B.V.
        M/A-COM Eurotec B.V.
        MDC Meldkamer B.V.
        Mallinckrodt Baker B.V.
        Mallinckrodt Benelux B.V.
        Mallinckrodt Europe B.V.
        Mallinckrodt Holdings B.V.
        Mallinckrodt Medical B.V.
        Mallinckrodt Operations B.V.
        Mallinckrodt Services B.V.
        Narvik-Yarway B.V.
        Netwerk 3 B.V.
        Pompenfabriek "Anema" B.V.
        Pritchard Services Group BV
        Protector Technologies BV
        Raychem (Nederland) BV
        Sensormatic B.V.
        Sensormatic Distribution & Holdings B.V.
        Sensormatic Investments Associates B.V.  (90%)
        Sherwood Medical Nederland B.V.
        Strate B.V.
        Svenska Skum B.V.
        Technische Handelsbureau en Armeturenfabriek Wafrega B.V.
        Thorn Security Nederland BV
        Total Walther B.V.
        TyCom Contracting (Netherlands) B.V.
        Tyco Building Services Products (Netherlands) B.V.
        Tyco Electronics Nederland B.V.
        Tyco Electronics Trading B.V.
        Tyco Healthcare Nederland BV
        Tyco Integrated Systems B.V.
        Tyco International Netherlands B.V.
        Tyco Networks (Netherlands) B.V.
        Tyco Valves & Controls B.V.
        Tyco Waterworks B.V.
        Uni Joint B.V.  (94.08%)
        Uni-Helden Holding B.V.  (14.29%)
        Unirax B.V.
        Unistrut (Benelux) B.V.
        Vonk Chokes B.V.
        Wafrega Modellen B.V.
        Zettler Netherlands N.V.

NEW ZEALAND:
        A.F.A. Monitoring Limited
        Armourguard Security Limited
        Auto Suture Company Australia-New Zealand Branch Danks Bros. Limited Dulmison (NZ) Limited
        Fire Protection Inspection Services Ltd.
        Group 4 Security (NZ)  Limited
        Haden Engineering Limited
        Inacro Limited
        Keystone New Zealand Limited
        New Zealand Valve Company Limited
        Nortrac Engineering Limited
        Sensormatic New Zealand Ltd.
        Tyco Electronics NZ Limited
        Tyco Healthcare Limited
        Tyco New Zealand Limited

NORWAY:
        Tyco Building Services Products (Norway) AS
        Tyco Electronics Norge AS
        Tyco Networks Norway AS
        Tyco Thermal Controls Norway AS
        Wormald Signalco A/S

PAKISTAN:
        Raychem Technologies Limited, Cypress (Pakistan)
        Tyco Fire & Security Pakistan (PVT) LTD.

PANAMA:
        Kendall de Panama S.A.
        TYCO SUBMARINE SYSTEMS, INC.

PERU:
        TyCom Networks (Peru) S.A.
        Tyco Electronics Del Peru S.A.C.
        Tyco Services S.A. (Peru)

PHILLIPINES:
        Carlisle Philippines, Inc.
        Earth Tech Consulting Services (Philippines) Inc.
        Mallinckrodt International Corporation
        Tyco PIECO Corporation  (80%)
        Tyco Electronics Philippines, Inc.
        Tyco Healthcare Pte. Ltd. (Philippines Representative Office) Tyco Integrated Systems Philippines, Inc.


POLAND:
        ASP Armaturen Schilling Puspas Polska Sp.z.o.o.  (90%)
        Erhard Armatura Sp. z o.o.
        M/A-COM Poland Sp. z o.o.
        Mallinckrodt Polska Sp.zo.o.
        Raychem Polska Sp. z.o.o
        STRATE Sp.z.o.o.
        Schilling Armatura Polska Sp. Z.o.o.
        Schmieding Armaturen Poland sp. z. o.o
        Sensormatic Poland Sp zoo.
        TYCO Electronics Polska Sp.z.o.o.
        TyCom Contracting Poland Spolka z ograniczona odpowiedzialnoscia Tyco Integrated Systems Sp.z o.o.
        Tyco Polska Sp.z.o.o.
        Tycom Networks Poland Spolka z orgraniczona odpowiedzialnoscia

PORTUGAL:
        AMP Portugal - Conectores Electricos E Electronicos LDA*
        B. Braun-Dexon (Portugal) Produtos Hospitalares Ltda.
        Industra - Comercio de Equipamentos Industrias, Norte, Lda. Industra-Comercio de Equipamentos Industriais, SA
        Karner-Batts, Lda.
        Matherplatt - Projectos de Sistemas de Instalacoes Especiais
           de Baixa Tensao,
        Unipessoal Lda.
        Pressini-Prestacao de Servicos de Electricidade Naval
          de Indistria, Lda.
        Raychem (Portugal) Productos Quimicos Limited
        S.P.D.-Sistemas De Proteccao Desenvolvidos LD  (90%)
        Sensormatic Proteccao Contra o Furto, LD
        TCC (Portugal) - Instalacao E Manutencao De Redes, Unipessoal Lda. TCN (Portugal) - Instalacao E Manutencao De Redes, Unipessoal Lda. Tyco Electronics Componentes Electromecanicos, S.A.
        Tyco Healthcare Portugal, Produtos De Saude Lda.
        Tyco Tech - Engenharia, Unipessoal, Lda.

PRINCE EDWARD'S ISLAND:
        ADT Security Services Canada, Inc.
        M/A-COM Private Radio Systems Canada Corp.
        SecurityLink, Ltd.
        Tyco Electronics Canada Ltd.
        Tyco Healthcare Group Canada Inc.

PUERTO RICO:
        Ansul, Incorporated
        Grinnell Corporation
        Mallinckrodt Caribe, Inc.
        Raychem International Manufacturing Corporation
        SecurityLink of Puerto Rico, Inc.
        Sensormatic del Caribe, Inc. (Puerto Rico)

        Tri-Ed Puerto Rico Ltd. Inc.
        TyCom Networks (Puerto Rico) Corp.
        Tyco Electronics Corporation
        Tyco Electronics Puerto Rico Inc.
        Tyco Valves & Controls - Puerto Rico Corporation

REPUBLIC OF SLOVENIA:
        Tyco Electronics d.o.o. (Slovenia)

REPUBLIC OF UKRAINE:
        Kiev Representative Office of Raychem GmbH

ROMANIA:
        Duna Armatura Bucuresti S.R.L.
        Karner Europe SRL
        Robinete Raf Campina, S.A.

RUSSIA:
        AOST Malen Ltd  (50%)
        Auto Suture Surgical Instruments
        Moscow Representative Office of Raychem GmbH
        Rayenergo (ZAO Rayenergo)
        TyCom Networks (Russia)

SAUDI ARABIA:
        Abahsain-Cope, S.A. Ltd.  (49%)
        Raychem Saudi Arabia Limited

SCOTLAND:
        Alexander McKay Limited
        F.C.T. Services (UK) Limited
        Firewise Equipment Limited
        Madison Cable Limited
        Prestaroy Limited
        WM Fire Systems Ltd.

SINGAPORE:
        ADT Security Services (Singapore)
        AMP Singapore Pte. Ltd.
        ATS Traffic Pte Ltd  (50%)
        Alpha Max Actuator Manufacturing Co. Ltd
        Aston & Lee Engineering
        C2C Holdings Pte Ltd.  (19.25%)
        Central Spraysafe Company PTE Limited
        Crosby Valve Pte Ltd
        FAI Technology (Singapore) Pte Ltd
        Grinnell Supply Sales Asia Pte.Ltd.
        Indeco Engineers (Pte) Ltd
        Indeco M & E Engineering Pte Ltd
        Infologic Pte Ltd
        Junitash Pacific Pte. Ltd.
        Keystone Valves Singapore
        Mallinckrodt Asia Pacific Pte. Ltd.
        O'Donnell Griffin Instrument & Electrical Contractor
        Raychem Singapore Pte. Limited
        Simplex Fire & Security Systems Pte Ltd
        Thorn Security
        Thorn Services
        Tyco Building Services Pte. Ltd.
        Tyco EPG Pte Ltd
        Tyco Electronics AMP Manufacturing (S) Pte Ltd
        Tyco Electronics Manufacturing Singapore Pte. Ltd.
        Tyco Electronics Singapore Pte Ltd
        Tyco Engineered Products
        Tyco Flow Control Asia
        Tyco Flow Control Pte. Ltd.
        Tyco Healthcare Pte. Ltd
        Tyco Integrated Systems
        Tyco International Asia, Inc. (Branch of Delaware Company) Tyco International Asia, Inc. (Singapore Branch) (Branch of
           Bahamas Company)

        Tyco Networks (Singapore) PTE LTD
        Tyco Services Singapore Pte. Ltd.
        Tyco Valves & Controls
        Tyco Water Asia
        Unistrut Service Centre of Singapore
        Wormald Marine Services

SLOVAK REPUBLIC:
        Tatra Armatura s.r.o.  (80%)
        Total Walther - Stabilne hasiace zariadenia s.r.o.

SOUTH AFRICA:
        A&E Products South Africa (Proprietary) Limited
        ADT Security (Proprietary) Ltd (South Africa)
        ADT Security Guarding (Proprietary) Limited
        Accucomp (Pty.) Ltd.
        Accufusion (Pty.) Ltd.
        Ansul South Africa (Proprietary) Limited
        Baron Armed Reaction (Pty) Ltd
        Belgicast (PTY)
        Czechtech (Pty) Ltd.
        Good Hope Security (Pty) Ltd
        Intervalve (Pty) Ltd.
        Kendall Company of South Africa (Pty) Limited,
        The Klipton Properties (Pty) Ltd
        MeasureTech (PTY) Ltd.
        Nestivad Investments (Pty) Ltd
        PMED Investments (Pty) Ltd
        Paramed Corporate Security (Pty) Ltd (55%)
        Paramed Security North (Pty) Ltd
        Paramed Security West (Pty) Ltd
        Pararent (Pty) Ltd REM 172 (Pty) Ltd
        Raychem (South Africa) (Pty) Limited
        Reaction Force Guards (Pty) Ltd
        Sentry Security (Pty) Ltd
        Sentry Security Cape (Pty) Ltd
        Sentry Security Financial Services (Pty) Ltd
        Sentry Security Guarding (Pty) Ltd
        Sentry Security KwaZulu-Natal (Pty) Ltd
        Sentry Security Pretoria (Pty) Ltd
        Solution 22 (Pty) Ltd
        Strikeforce Security (Pty) Ltd
        TM Monitoring (Pty) Ltd Trigate (Pty.) Ltd.
        Trigate Umndeni (Pty.) Ltd.  (50%)
        Trinance (Pty.) Ltd.
        Tyco Electronics South Africa (Proprietary) Ltd.
        Tyco Healthcare (Proprietary) Limited
        Vadigor Investments (Pty) Ltd
        Volberay Investments (Pty) Ltd

SOUTH KOREA:
        Auto Suture Korea, Inc.
        Batts Korea Ltd.  (50%)
        Caps Co. Ltd.
        Dong Bang Electronic Industrial Co. Ltd.  (98.5%)
        Kendall Medical Ltd.
        Keystone Valve (Korea) Limited
        Original Electromechanical (Korea) Ltd
        Raychem Korea Ltd.

SPAIN:
        ADT Espana S.L.
        ADT Espana Servicios de Seguridad, S.L.
        AMP Espanola S.A.
        Automated Security International, S.A.
        B. Braun-Dexon, S.A.  (50%)
        Belgicast Internacional S.L.
        Controles Graphicos Ibericos, S.A.

        Diamit, S.L.
        Earth Tech (Spain), S.L.
        Europuspas S.L.  (90%)
        Kendall Espana S.A.
        Mallinckrodt Medical S.A.
        Microser, S.L.
        Mondragon Telecommunications S.L.
        Raychem SA (Spain)
        Raychem Telco S.L.
        Sensormatic EC SA Sensormatic EC Services SA TyCom Marine, S.A. Tyco Electronics AMP Espana, S.A.
        Tyco Healthcare Spain SL
        Tyco Iberia, S.L.
        Tyco Networks Iberica, S.L.
        Wormald Mather & Platt Espana, S.A.

SRI LANKA:
        A&E Products Lanka (PVT) Ltd

SWEDEN:
        DISAB Diagnostic Imaging Holding AB
        Dissolve AB
        Erichs Armatur AB
        Formex AB
        Karner Europe AB
        Mallinckrodt Sweden AB
        Modern Prefabspecialisten Sprinkler i Lammhult Aktiebolag
        Nordic Water Engineering AB
        Nordic Water Holding AB
        Nordic Water Products AB
        Prefabspecialisten Sprinkler i Lammhult Aktiebolag
        Raychem AB
        Sensormatic AB
        Svenska Skum International AB
        Svenska Skumslacknings AB
        Thorin & Thorin AB
        TyCom Contracting AB
        TyCom Networks AB
        Tyco Electronics Svenska AB
        Tyco Healthcare Norden AB
        Tyco Thermal Controls Nordic AB
        Wormald Fire Systems A.B.
        Zickert Products AB

SWITZERLAND:
        "Total" Feuerschutz AG
        ADT Franchising AG
        ADT Secured Payments Division SA
        ADT Security (Switzerland) SA
        ADT Services AG
        Ammo AG
        Axicom AG
        Decolletage SA St. Maurice (DSM)
        Mallinckrodt Switzerland Limited
        Neotecha AG
        Robatel SA in liquidation
        Sensormatic AG
        Sherwood Services AG
        Sirat SA
        TCN Holding (Luxembourg) Sarl, Schaffhausen branch
        TerraWorx Services AG
        Total Walther Feuerschutz AG
        TyCom Finance AG
        TyCom Finance Beta GmbH
        TyCom Holding AG
        Tyco Capital Finance GmbH
        Tyco Delta Services AG
        Tyco Electronics (Schweiz) AG
        Tyco Electronics (Schweiz) HFI AG

        Tyco Electronics (Schweiz) Produktions AG
        Tyco Electronics Augat AG
        Tyco Electronics Logistics AG
        Tyco Flow Services AG
        Tyco Gamma Services AG
        Tyco Global Networks AG
        Tyco Group S.a.r.l., Luxemburg (L), (Schaffhausen branch)
        Tyco Healthcare Group AG
        Tyco Healthcare Retail Services AG
        Tyco Healthcare Schweiz AG
        Tyco Holdings Sarl, Luxemburg (L), (Schaffhausen branch)
        Tyco Integrated Systems AG
        Tyco International Finance AG
        Tyco International Finance Alpha GmbH
        Tyco International Holding AG
        Tyco International Services AG
        Tyco Networks AG
        Tyco Plastics Services AG
        Tyco Telecommunications Services AG
        Tyco Zeta Services AG

TAIWAN:
        A&E Hangers Taiwan Co., Ltd.
        AMP Manufacturing Taiwan Ltd
        AMP Taiwan B.V. Taiwan Branch
        Carlisle Taiwan, Inc.
        Descote Asia Co., Ltd
        Kaung Kai Ind. Co., Ltd.
        Raychem Pacific Corporation  (50%)
        Raychem Taiwan Limited
        TYCOM NETWORKS TAIWAN CO., LTD.
        Taiwan Superior Electric Co., Ltd.
        Taiwan Valve Company Ltd
        Taliq Taiwan Limited
        Tyco Electronics Taiwan Co., Ltd.
        Tyco Healthcare (Taiwan) Ltd.
        Tyco International Gateway Corporation (51%)
        Tyco Valves & Controls (Taiwan)
        Limited Wormald Engineering Systems Taiwan Ltd.

THAILAND:
        ACS Asia (1996) Company Ltd.
        ADT Sensormatic (Thailand) Co., Ltd.
        AMP (Thailand) Limited
        Indeco Services Limited
        Kendall Gammatron Limited  (85%)
        M/A-COM Private Radio Systems Asia Pacific Ltd.
        Raychem Thai Limited
        Tyco Earth Tech (Thailand) Limited
        Tyco Healthcare (Thailand) Limited
        Tyco International (Thailand) Limited
        Tyco Valves & Controls (Thailand) Limited
        WHC Holdings Limited
        Windmill Street Limited

TURKEY:
        AMP Elektrik-Elektronik Baglanti Sistemleri Ticaret Limited Sirketi Earth Tech Engineering Construction Trade
        Karner Europe Aski Ticaret Limited Sirketi
        Raychem Elektro Yalitium Sistemieri Limited Sirketi
        Raychem N.V. (Irtibat Burosu)
        TYCOM NETWORK VE TELEKOMUNIKASYON SISTEMLERI INSAAT TESIS HIZMETLERI
           VE TICARET LIMITED
        Tibset Steril Tibbi Aletler Sanayi ve Ticaret Anonim Sirketi
        Yapi ICF Kaiser Engineering and Consultancy

UNITED ARAB EMIRATES:
        DA Export International FZE
        Tyco Electronics Middle East FZE

UNITED KINGDOM:
        A G Marvac Limited
        A.E. Silver Limited
        A.R.C. Fire Protection Ltd.
        A.V.S. Systems Limited
        ADT (UK) Holdings plc
        ADT (UK) Limited
        ADT Aviation Limited
        ADT Finance PLC
        ADT Fire and Security plc
        ADT Group PLC
        ADT Linen Services Limited
        ADT Pension Fund Limited
        ADT Securities Limited
        ADT Security Systems Limited
        ADT Travel Group Limited
        ADT Travel Limited
        ADT Trustees Limited
        ADT UK Investments Limited
        AFA-MINERVA Limited
        AIJ Security Limited
        AMP Finance Limited
        AMP of Great Britain Limited
        Abbey Security International Limited.
        Able Arts Holdings Ltd.
        Acorn Security Systems (UK) Limited
        Advanced Absorbent Products Holdings Limited
        Advanced Security Installations Limited
        Alexander McKay Ltd.
        American District Telegraph Services International Limited Ancon (MBT) Couplers Limited
        Ancon CCL Limited
        Ancon Holdings Limited
        Ancon Stainless Steel Limited
        Ansell Jones Limited
        Argus Fire & Security Group Plc
        Argus Fire Systems Limited
        Argus Group Plc
        Argus House Limited
        Argyle Medical Industries (U.K.) Limited
        Ash Capital Finance (Jersey) Limited
        Ash Group Services Limited
        Atlanta Engineering Limited
        Atlas Fire Engineering Limited
        Auto Auctions Limited
        Auto Suture U.K. Limited
        Auto Suture UK Export Limited
        Automated Loss Prevention Systems International Limited
        Automated Loss Prevention Systems Limited
        Automated Security (Holdings) PLC
        Automated Security (International) Limited
        Automated Security (Investments) Limited
        Automated Security (Properties) Ltd.
        Automated Security Information Systems Technology Limited
        Automated Security Limited
        Avalon Emergency Systems Limited
        BCA (Auctions) Limited
        BCA Holdings Limited
        BGP-Reid Crowther Limited
        Bastion Security Systems Limited
        Benn Security Systems Limited
        Bissell Healthcare Limited
        Britannia Monitoring Services Limited
        Britannia Security Group (C.I.) Limited
        Britannia Security Group Limited
        Britannia Security Systems (Midlands) Limited
        Britannia Security Systems Limited
        Brocks Alarms Limited
        Brook Security Services Limited
        CAS Security Limited

        CCTV Limited
        CDK U.K. Limited
        CEM Systems Ltd.
        CIS Wilson Limited
        CIS Wilson Pipe Fittings Limited
        Camp Limited
        Capitol Alarms Limited
        Cast Iron Services Limited
        Castle Gate Alarms (Northern Ireland) Limited
        Central Spraysafe Company Limited
        Certes Security Plc
        Charles Winn (Valves) Limited
        Cheshire Alarm Services Ltd.
        Clarion Security Systems Limited
        Cleaners Limited Clen Group Limited
        Coin Machine Sales Limited
        Collmain Customer Installations Limited
        Collmain Customer Services (C.I.) Limited
        Collmain Plc
        Collmain Services Limited
        Comforta Healthcare Ltd. (UK)
        Communication & Tracking Services Limited
        Component Engineering Services Ltd
        Confab International Limited
        Control Equipment Limited
        Countryside Security Limited
        Countrywide Leisure Holdings Limited
        Crime Seen Ltd.
        Crosby Valves & Engineering Company Ltd.
        Custom Card Holdings Ltd
        Custom Card Services International Limited
        D.J. Security Alarms Limited
        Descote Limited
        Discreet Disposables Ltd.
        Distribution and Transmission Equipment Limited
        Donald Campbell Associates Limited
        Dong Bang Minerva (UK) Limited
        Ductile Steel Processors Limited
        Dulmision (UK) Ltd.
        EMOS Information Systems Limited
        EMOS Rentals Limited
        Earth Tech Engineering Limited
        Edward Barber & Company Limited
        Edward Barber (U.K.) Limited
        Electra Systems Limited
        Ellis Son & Paramore Limited
        Erhard Valves Ltd Ever Four Limited
        Excelsior Security Services Limited
        Exeter Insurance Company Limited
        Farnham Limited
        Figgie (G.B.) Ltd.
        Figgie (U.K.) Limited
        Figgie Investment Trustee Ltd.
        Figgie Pension Trustee Ltd.
        Fire Alarms Services (UK) Limited
        Fire Defender (U.K.) Ltd.  (50%)
        Fire Safety Inspection Company Limited
        Fire Security Services Ltd.
        Ford Electronic Services Limited
        Freedom Systems Limited
        Galequest (Electronics) Limited
        Ganmill Limited
        Gardner Security
        General Cleaning Contractors Limited
        Grinnell (U.K.) Ltd.
        Grinnell Sales & Distribution (U.K.) Ltd.
        Group Sonitrol Security Systems Limited
        Guardian Alarms Wgtn. Limited

        Hawley International Finance Limited
        Hemax Limited
        Hindle Cockburns Limited
        How Fire Limited
        How Fire Maintenance Limited
        Hygood Limited
        Image Surveillance Systems Limited
        Inbrand Holdings Limited
        Inbrand Limited
        Inbrand UK Limited
        Independent Valve & Pipeline Services Limited
        Industrial Cleaners (UK) Limited
        Integrated (Fire & Safety) Services Limited
         Intellectual Systems Ltd.
        Isopad Limited
        JEL Building Management Limited
        JEL Building Management Systems Limited
        JMC Rehab Limited
        Jades Doors Limited
        James Deacon Security Limited
        KS Lift Services Limited
        Karner Europe (UK) Ltd.
        Karner Europe Ltd.
        Kean and Scott Limited
        Kendall-Camp Pension Trustees Limited
        Keystone Valve (U.K.) Ltd.
        Kingsclere Investments Ltd.
        Knogo (UK) Limited
        Lafayette Healthcare Limited (UK)
        Lastonet Products Limited
        M/A-COM (UK) Ltd.
        M/A-COM Greenpar Ltd.
        M/A-COM Ltd
        Macron Safety Systems (UK) Limited
        Maidstone Fire Protection Limited
        Malgor Security Plc
        Mallinckrodt Chemical Holdings (U.K.) Ltd.
        Mallinckrodt Chemical Limited
        Mallinckrodt Medical Argentina Limited
        Mallinckrodt Medical Holdings (U.K.) Limited
        Mallinckrodt U.K. Ltd.
        Management and Control Systems Limited
        Manton Plastics Limited
        Markden No. 7 Limited
        Masco Holdings Limited
        Masco Security Systems Limited
        Mather & Platt (Exports) Ltd.
        Mather & Platt Fire Protection Limited
        McMillan Fire Alarms Limited
        McMillan Maintenance Limited
        Meridian Fire Protection Limited
        Microwave Associates Ltd.
        Mid-Ulster Alarms Limited
        Minerva Fire Defence Limited
        Modern Alarms (Scotland) Limited
        Modern Alarms Limited
        Modern Automatic Alarms Limited
        Modern Integrated Systems Limited
        Modern Security Systems
        Modern Security Systems (IOM) Ltd.
        Modern Security Systems (Products) Limited
        Monitor Security Systems Limited
        Motor Auctions Group Limited, The
        Mountwest 81 Limited
        Newmans Tubes Limited
        Nu-Tron Security Limited
        OCYT 1 Limited
        OCYT 2 Limited
        OCYT 3 Limited
        OCYT 5 Limited

        OCYT 6 Limited
        ODL Limited
        OKD Limited
        OMK Limited
        Omni Spectra Ltd.
        Orbis Security Systems Limited
        P.M.H. Electronics Limited
        Paul Fabrications Limited
        Pipework Fabrications Limited
        Pritchard Services Group Investments Limited
        Progressive Securities Investment Trust Limited
        Prospect House Investments Limited
        Prospect House No. 5 Limited
        Protec Systems Limited
        Protection One (UK) plc
        Pryor & Howard (1988) Limited
        Raychem International, Cayman Islands (Ireland Branch)
        Raychem Limited
        Realm Security Systems Limited
        RegADT Travel Holdings Limited
        Regal Alarms & Security Limited
        Regal Security Services Limited
        Regal Security Systems Limited
        Reid Crowther Consulting Limited
        Remote Facilities Management Limited
        Rhomax Engineering Limited
        Rhomax ITS Limited
        S.L.S. Engineering Limited
        SAFE Limited
        Sabre Supply Management Limited
        Safeguard Electronics Limited
        Saffire Alarm Systems Limited
        Saffire Extinguishers Limited
        Samaritan Integrated Systems Limited
        Samaritan Security Systems Limited
        Saranne Packaging Limited
        Scott International Limited
        Secure-It (UK) Limited
        Securitag International Limited
        Security Centres (Scotland) Limited
        Security Centres (UK) Holdings Limited
        Security Centres (UK) Limited
        Security Centres Holdings International Ltd.
        Security Centres Holdings Limited
        Security Centres Investments Limited
        Security Surveyors Group Plc
        Sensormatic (UK) Ltd.
        Sensormatic CamEra Ltd.
        Sensormatic Commercial/Industrial Ltd.
        Sensormatic Finance Ltd.
        Sensormatic International Ltd.
        Sensormatic Investments Ltd.
        Sensormatic Limited
        Sensormatic Security Solutions Ltd.
        Shepton Holdings Limited
        Shield Protection Limited
        Show Contracts Limited
        Sigmaform UK Limited
        Sky Signs Limited
        Sonitrol Limited
        Sound and Vision Technologies Limited
        Spector Lumenex Limited
        Spensall Engineering Limited
        Splendor Cleaning Services Limited
        Spraysafe Automatic Sprinklers Limited
        Staifix Systems Limited
        Standfast Security Systems Limited
        Stappard & Howes Limited
        Steel Support Systems Limited
        Steeplock Limited

        Stocks Security Systems Limited
        Stretford Security Services Limited
        Surveillance and Fire Equipment Limited
        Swale Security Systems Limited
        TDI Batteries (Europe) Limited
        TGN EURO LINK LIMITED
        TSG Trustees Limited
        Tannoy Audix Systems Limited
        Telecom Security Limited
        Telesurveillance Limited
        Ten Acre Securities Ltd.
        Thorn Security Group Limited
        Thorn Security International Limited
        Thorn Security Limited
        Thorn Security Pension Trustees Limited
        Thornfire Limited
        Tomorrows Telecom Limited
        Total Lift Services Limited
        Trade Fire Limited
        Triangle Controls Ltd.
        TyCom Cable Ship Company (UK) Limited
        TyCom Contracting (UK) Limited
        Tyco Electronics Holdings Limited
        Tyco Electronics UK Ltd.
        Tyco Energy (UK) Limited
        Tyco Engineered Products (UK) Ltd
        Tyco European Metal Framing Limited
        Tyco European Steel Strip Limited
        Tyco European Tubing Limited
        Tyco Fire Products Manufacturing Ltd.
        Tyco Flow Control (UK) Limited
        Tyco Healthcare (UK) Commercial Limited
        Tyco Healthcare (UK) Manufacturing Limited
        Tyco Healthcare UK Limited
        Tyco Holdings (UK) Limited
        Tyco Integrated Systems Limited
        Tyco Networks (UK) Limited
        Tyco Plastics Limited
        Tyco Tech Limited
        Tyco Telecommunications (US) Inc.
        Tyco Thermals Control UK Limited
        Tyco Tubing Ltd.
        Tyco V Limited
        Tyco VI
        Tyco Valves & Controls Distribution (UK) Limited
        Tyco Valves Limited
        Tyne Car Auction Limited
        Ultra Security Alarms Limited
        Unifast Systems Limited
        Unipower Limited
        Unirax Limited
        Unistrut Europe Ltd.
        Unistrut Holdings Ltd.
        Unistrut Limited
        Vital Communication International Ltd.
        W&S Freeman Limited
        WM Fire Protection Limited
        Wares Security Group Limited
        Westec Security Limited
        Westlock Controls Limited
        Whessoe Vapour Control Limited
        Whessoe Varec Company, The
        White Group Electronics Limited
        Wilson Pipe Fittings Limited
        Wormald Ansul U.K. Ltd.
        Wormald Fire Systems Limited
        Wormald Holdings (U.K.) Ltd.
        Wormald Industrial Property Ltd.
        Wrekin Welding & Fabrication Engineering Limited
        Zettler Limited

        Zodiac Security Systems Limited

UNITED STATES OF AMERICA:
        A&E Construction Products, Inc.
        A&E GP Holding, Inc.
        A&E Hangers, Inc.
        A&E Holding GP
        A&E Products Group LP
        A&E Products Group, Inc.
        A-G Holding, Inc. I
        ADT General Holdings, Inc.
        ADT Holdings, Inc.
        ADT Investments II, Inc.
        ADT Investments, Inc.
        ADT Maintenance Services, Inc.
        ADT Operations, Inc.
        ADT Property Holdings, Inc.
        ADT Security Services, Inc.
        ADT Security Systems, West, Inc
        ADT Services, Inc.
        ADT Title Holding Company I
        ADT Title Holding Company II
        AEPG, Inc.
        AFC Cable Systems, Inc.
        AFP Property Holding
        AMP International Enterprises Limited
        AMP Investments, Inc.
        AMP Services, Ltd.
        API Security, Inc.
        APS Group Holding, Inc.
        ARR, Inc.
        ATC Sales Company
        AV-OX, Inc.
        AWZ Inc.
        Activation Technologies, LLC
        Adhesive Technologies, Inc.
        Adhesives Holding GP
        Alert Centre (Name Saver / Assumed Name Corp)
        Alliance Integrated Systems, Inc.
        Allied Tube & Conduit Corporation
        American Bristol Industries, Inc.
        American District Telegraph Company (NJ)
        American Electrical Terminal Company, Inc.
        Ameritech SecurityLink, Inc.
        Anderson, Greenwood & Co.
        Ansul, Incorporated
        Atcor, Inc.
        Auto Suture Company, Australia
        Auto Suture Company, Canada
        Auto Suture Company, Netherlands
        Auto Suture Company, U.K.
        Auto Suture Eastern Europe, Inc.
        Auto Suture Europe Holdings, Inc.
        Auto Suture International, Inc.
        Auto Suture Norden Co.
        Auto Suture Puerto Rico, Inc.
        Auto Suture Russia, Inc.
        Automated Security Corp.
        Automated Security Holdings, Inc.
        Automatic Fire Systems Ltd.
        BWD Property, LLC
        Batts Holdings, Inc.
        Batts, Inc.
        Beta Acquisition Corp.
        Big Sky Acquisition Co., Inc.
        Burton, Adams, Kemp & King, Inc.
        C.S. Charles L. Brown, L.P.  (75%)
        C.S. Global Link, L.P.  (75%)
        C.S. Global Mariner, L.P.  (75%)
        C.S. Global Sentinel, L.P.  (75%)

        C.S. Long Lines, L.P.  (75%)
        CASS Water Engineering, Inc.
        CCTC International, Inc.
        CEM Access Systems, Inc.
        CT Corporation System - TN
        CV Holding Inc.
        CVG Holding Corp.
        Carlisle Plastics Holding LLC
        Central CPVC Corporation
        Central Castings Corporation
        Central Sprinkler Company
        Central Sprinkler Corporation
        Central Sprinkler Holdings, Inc.
        Century Tube Corporation
        Chagrin H.Q. Venture Ltd.  (50%)
        Chagrin Highlands Inc.
        Chagrin Highlands Ltd.  (50%)
        Chemgene Corporation
        CoEv Holding, Inc.
        CoEv, Inc.
        Coated Products Holdings, Inc.
        Confab International L.P.
        Connect 24 Wireless Communications Inc.
        Critchley Group, Inc.
        Crosby GP Holding, Inc.
        Crosby Holding, Inc. I
        Crosby Valve International Ltd.
        Crosby Valve Sales & Services Corporation
        Crosby Valve, Inc.
        D.A.S. International, Ltd.
        Descote, Inc.
        Digital Security Controls, Inc.
        Earth Tech (Infrastructure) Inc.
        Earth Tech Architecture Inc.
        Earth Tech EMS Holdings, Inc.
        Earth Tech Environment & Infrastructure Inc.
        Earth Tech Holdings TAC, Inc.
        Earth Tech Holdings, Inc.
        Earth Tech/Kaiser Government Programs Alliance LLC (50%)
        Earth Tech WE Holding Inc.
        Earth Tech Water Engineering LP
        Earth Tech of Michigan Inc.
        Earth Tech of New York Inc.
        Earth Tech of North Carolina, Inc.
        Earth Tech of Ohio Inc.
        Earth Tech, Inc.
        Earth Technology Corporation (USA), The
        Electro Signal Lab, Inc.
        Electro-Trace Corporation
        Elkay Services LLC
        Elo TouchSystems, Inc.
        F.A.I. Technology Inc.
        FAI Tech Link Inc.
        FAI Technology (Holding), Inc.
        FCI Liquidations, Inc.
        FRM Services, Inc.
        Figgie Communications Inc.
        Figgie Leasing Corporation
        Fire Products GP Holding, Inc.
        Fire Products Holding GPS
        First Lafayette Holdings, Inc.
        Firth Cleveland Steels, Inc.
        Fisk Corporation
        Fisk Electric Company
        Fisk Electric Holdings, Inc.
        Fisk International, Ltd.
        Forever Hangers, Inc.
        GC Holding, Inc. I
        GC Holdings, Inc.
        GF&S Inc.

        GFS Holding (General Partnership)
        General Sub Acquisition Corp.
        General Surgical Holdings, Inc.
        General Surgical Innovations, Inc.
        Georgia Packaging, Inc.
        Georgia Pipe Company
        Glynwed Holdings, Inc.
        Goyen Valve Corporation
        Graphic Controls Corporation
        Graphic Holdings, Inc.
        Grinnell Building Services Corporation
        Grinnell Corporation
        IMB, A Simplex Company, L.L.C.
        IMC Exploration Company
        Image Scan, Inc.
        Infrasonics Technologies, Inc.
        InnerDyne Holdings, Inc.
        InnerDyne, Inc.
        Interamics
        International Financing, Inc.
        International Quality and Environmental Services, LLC
        J. Muller International (USA)
        J.B. & S. Lees Inc.
        J.R. Clarkson Company, The
        J.R. Clarkson Holdings, Inc.
        JMI Engineers, Inc.
        JMI Michigan, Inc.
        JMI Ohio, Inc.
        JMI Raleigh, Inc.
        KHPC Holding GP
        Keystone France Holdings Corp.
        Keystone Germany Holdings Corp.
        Keystone Kuwait, Inc.
        Keystone Saudi, Inc.
        King Packaging Co., Inc.
        Lafayette Pharmaceuticals, Incorporated
        Laser Diode Holdings, Inc.
        Laser Diode Incorporated
        Liebel-Flarsheim Company
        Life Design Systems, Inc.
        Ludlow Building Products, Inc.
        Ludlow Company LP, The
        Ludlow Corporation
        Ludlow FIBC Corporation
        Ludlow Jute Company Limited
        Ludlow Services LLC
        M/A Com Ceram, Inc.
        M/A-COM CRITICAL RADIO SYSTEMS, INC.
        M/A-COM Food Share, Inc.
        M/A-COM PRIVATE RADIO SYSTEMS, INC.
        M/A-COM Tech Holdings, Inc.
        M/A-COM Tech, Inc.
        M/A-COM, Inc.
        MCS Communication Products Inc.
        MMHC, Inc.
        MMI, LLC
        MSCH Company
        Madison Equipment Co., Inc.
        Mallinckrodt Athlone Holdings, Inc.
        Mallinckrodt Baker International, Inc.
        Mallinckrodt Baker, Inc.
        Mallinckrodt Caribe, Inc.
        Mallinckrodt Holdings, Inc.
        Mallinckrodt Holdings, LLC
        Mallinckrodt Inc. (Delaware)
        Mallinckrodt Inc. (New York)
        Mallinckrodt International Corporation
        Mallinckrodt Medical PMC
        Mallinckrodt Respiratory Acquisition I, Inc.
        Mallinckrodt TMH

        Mallinckrodt Veterinary, Inc.
        Management Association of M/A-COM, Inc., The
        Master Protection Corporation
        Master Protection Holdings, Inc.
        Mid-Atlantic Security, Inc.
        Mobile Security Communications, Inc.
        Mode Plastics, Inc.
        Municipal Emergency Holdings, Inc.
        Municipal Emergency Services, Inc.
        Nanonics Corporation
        National Alarm Computer Center, Inc.
        National Catheter Corporation
        National Integration Services, Inc.
        National Tape Corporation
        National Tape Holdings, Inc.
        Nellcor Puritan Bennett Export Inc.
        Nellcor Puritan Bennett Incorporated
        Nellcor Puritan Bennett International Corporation
        OTTO, L.L.P.  (25%)
        OneSource Building Technologies, Inc.
        PI Holding
        PTB Acquisition Sub, Inc.
        PTB Holdings, Inc.
        PTB International, Inc.
        Palomar Precision Tubes, Inc.
        Paragon Trade Brands (Canada) Inc.
        Paragon Trade Brands, Inc.
        Paul Scott Security Systems, Inc.
        Plastics Holding Corporation
        Polyken Technologies Europe, Inc.
        Power Systems Holdings, Inc.
        Precision Interconnect, Inc.
        Primary Display Corporation
        Printed Circuits, Inc.
        Private Products, Inc.
        Professional Registrar Organization, Inc.
        Protector Technologies Inc.
        Puerto Rico Branch
        Puritan-Bennett Corporation
        Quantum Instrument Corporation
        R1 Mergersub, Inc.
        RS Holdings LLC
        Raychem (Delaware) Ltd.
        Raychem Corporation of Arizona
        Raychem Foundation
        Raychem Gulf Coast, Inc.
        Raychem International Corporation
        Raychem International Manufacturing Corporation
        Raychem Radiation Technologies, Inc.
        Raychem Ventures, Inc.
        Rayshrink Corporation
        Raythene Systems Corporation
        Remtek International, Inc.
        Remtek Sales Corporation
        Robinson Services, Inc.
        Rochester Corporation, The
        S2 Mergersub Inc.
        STI Licensing Corporation
        STI Properties, Inc.
        STI Properties, Ltd.
        STI Risk Management Co.
        STR Grinnell GP Holding, Inc.
        STR Realty Holdings LLC
        SWD Holding, Inc.
        SWD Holding, Inc. I
        Sabre Technologies LLC
        Sakertrax, Inc.
        Scott Alarm, Inc.
        Scott Technologies Foundation
        Scott Technologies Holdings, Inc.

        Scott Technologies, Inc.
        SecurityLink of Puerto Rico, Inc.
        Senelco Iberia, Inc.
        Sensormatic Asia/Pacific, Inc.
        Sensormatic Distribution, Inc.
        Sensormatic Electronics Corporation
        Sensormatic Electronics Corporation (Puerto Rico)
        Sensormatic Holding Corporation
        Sensormatic International Holdings I, Inc.
        Sensormatic International Holdings II, Inc.
        Sensormatic International, Inc.
        Sensormatic Technology, Inc.
        Sensormatic del Caribe, Inc. (Puerto Rico)
        Sherwood Medical Company
        Sherwood Medical Company I
        Sherwood-Accurate Inc.
        Sigma Circuits, Inc.
        Sigma GP Holding, Inc.
        Sigma Holding Corp.
        Sigmaform Pacific Sales Corporation (Sing Branch)
        Simplex Argentina, L.L.C.
        Simplex Asia Holding, L.L.C.
        Simplex Asia, I Inc.
        Simplex Asia, L.L.C.
        Simplex Beijing Holding, L.L.C.
        Simplex Europe, L.L.C.
        Simplex India, L.L.C.
        Simplex Malaysia, L.L.C.
        Simplex Mexico, L.L.C.
        Simplex Singapore, L.L.C.
        Simplex Sino Holding, L.L.C.
        Simplex South Africa, L.L.C.
        Simplex Thailand, L.L.C.
        Simplex Time Recorder Co.
        SimplexGrinnell Holdings, Inc.
        SimplexGrinnell LP
        Smith Alarm Systems, Inc.
        Sonitrol Corporation
        Sonitrol Management Corporation
        Star Holding Inc.
        Star Sprinkler, Inc.
        Starion Instruments Corp.
        Sunbelt Holding LLC
        Sunbelt Holding, Inc. I
        Sunbelt Holdings, Inc.
        Sunbelt Manufacturing, Inc.
        Surgical Dynamics, Inc.
        Surgical Service Corporation
        T.J. Cope Inc.
        T15 Acquisition Corp.
        T16 Acquisition Corporation
        TA, Inc.
        TAMS Architects & Engineers, Inc.
        TAMS Consultants, Inc.
        TKC Holding Corp.
        TKN, Inc.
        TME Management Corp.
        TPA Realty Holding Corp.
        TPCG Holding GP
        TSSL Holding Corp.
        TV&C GP Holding, Inc.
        TVC Holding GP
        TVC, Inc.
        Talisman Partners, Ltd.
        Tech-Ceram Corporation
        Techcon International Ltd.
        Telestate International, Inc.
        Terraworx Inc.
        Thermacon, Inc.
        Thos.  F. Hornaday, Inc.

        Tracer Construction Company
        Tracer Field Services, Inc.
        Tracer Industries Finance Co., Inc.
        Tracer Industries Holdings, Inc.
        Tracer Industries International, Inc.
        Tracer Industries Management Co., Inc.
        Tracer Industries, Inc.
        Tracer Licensing, L.P.
        Transoceanic Cable Ship Company, Inc.
        Transpower Technologies, Inc.
        Tri-Ed Distribution Inc.
        Tri-Systems, Inc.
        TyCom (US) Holdings, Inc.
        TyCom Acquisition Co. I, Inc.
        TyCom Finance Company, Inc.
        TyCom Management Inc.
        TyCom Simplex Holdings Inc.
        Tyco (US) Holdings, Inc.
        Tyco AR Funding 2002 LLC
        Tyco Acquisition Alpha LLC
        Tyco Acquisition Beta LLC
        Tyco Acquisition Corp. 26
        Tyco Acquisition Corp. 27
        Tyco Acquisition Corp. 28
        Tyco Acquisition Corp. 29
        Tyco Acquisition Corp. 30
        Tyco Acquisition Corp. 33
        Tyco Acquisition Corp. 35
        Tyco Acquisition Corp. 36
        Tyco Acquisition Corp. 37
        Tyco Acquisition Corp. 38
        Tyco Acquisition Corp. 39
        Tyco Acquisition Corp. 40
        Tyco Acquisition Corp. 41
        Tyco Acquisition Corp. 42
        Tyco Acquisition Corp. 43
        Tyco Acquisition Corp. 44
        Tyco Acquisition Corp. 45
        Tyco Acquisition Corp. XII
        Tyco Acquisition Corp. XIV
        Tyco Acquisition Corp. XX
        Tyco Acquisition Corp. XXI
        Tyco Acquisition Corp. XXII (NV)
        Tyco Acquisition Corp. XXV (NV)
        Tyco Acquisition Delta LLC
        Tyco Acquisition Epsilon LLC
        Tyco Acquisition Gamma LLC
        Tyco Adhesives GP Holding, Inc.
        Tyco Adhesives LP
        Tyco Adhesives, Inc.
        Tyco Capital Investments, Inc.
        Tyco Electronics Corporation
        Tyco Electronics Installation Services, Inc.
        Tyco Electronics Power Systems, Inc.
        Tyco Electronics Puerto Rico Inc.
        Tyco Electronics Raychem NV
        Tyco Finance Corp.
        Tyco Fire (NV) Inc.
        Tyco Fire Products LP
        Tyco Flow Control Company LLC
        Tyco Flow Control, Inc.
        Tyco Healthcare Acquisition Corp.
        Tyco Healthcare Group LP
        Tyco Healthcare Retail Group, Inc.
        Tyco Heavlthcare Services LLC
        Tyco Holding Corp.
        Tyco Holdings of Nevada, Inc.
        Tyco Holdings, Inc.
        Tyco Integrated Cable Systems, Inc.
        Tyco International (NV) Inc.

        Tyco International (PA) Inc.
        Tyco International (US) Inc.
        Tyco International (US) Inc. Employment Transition Benefits Trust, The Tyco International Asia, Inc.
        Tyco Merger Sub (NJ) Inc.
        Tyco Networks (Solutions) Inc.
        Tyco Plastics LP
        Tyco Printed Circuit Group LP
        Tyco RFC 2002 LLC
        Tyco Receivables Corp.
        Tyco Recveivables Funding LLC
        Tyco SPC, Inc.
        Tyco Sailing, Inc.
        Tyco Submarine Systems Projects, Inc.
        Tyco Technology Resources, Inc.
        Tyco Telecom OSP Holding Corp.
        Tyco Telecommunications (US) Inc.
        Tyco Thermal Controls LLC
        Tyco Valves & Controls - Puerto Rico Corporation
        Tyco Valves & Controls LP
        Tyco Valves & Controls, Inc.
        Tyco Valves and Controls Middle East, Inc.
        Tyco Valves and Controls U.A.E., Inc.
        Tyco Worldwide Services, Inc.
        U.S. Capital Corporation
        U.S.S.C. Puerto Rico, Inc.
        USS Acquisition Corp.
        USSC Acquisition Corporation
        USSC Cal Med, Inc.
        USSC Finvancial Services Inc.
        USSC Tex Med, Inc.
        Unistrut Corporation
        United States Construction Co.
        United States Surgical Corporation
        Valleylab Holding Corporation
        Valleylab Inc.
        W.A.F. Group, Inc.
        WPFY, Inc.
        Water & Power Technologies of Texas, Inc.
        Water Holdings Corp.
        Water and Power Technologies, Inc.
        Waverly Group LLC, The
        Westec Business Security, Inc.
        Westlock Controls Corporation
        Westlock Controls Holdings, Inc.
        Whitaker Corporation, The
        Willoughby Holdings Inc.
        Wormald Americas, Inc.
        Yarway Corporation

URUGUAY:
        Bethany Trading Company
        Juliette Research S.A.
        Knogo Latin America S.A.
        Stronger Corporation S.A.
        Tyco Flow Control del Uruguay S.A.

VENEZUELA:
        Aguas Industriales de Jose, C.A.  (75%)
        Ansul de Venezuela C.A.
        Earth Tech Venezuela, C.A.
        Grinnell Sistemas de Proteccion Contra Incendio S.A. (Venezuela) Grupo Rust International Di Venezuela C.A.
        Kendall de Venezuela, C.A.
        Tyco Electronics de Venezuela, C.A.
        Tyco Flow Control de Venezuela, CA
        Tyco Submarine Systems, C.A.

VIET NAM:
        Tyco Engineering (Vietnam) Ltd.

VIRGIN ISLANDS:
        RSTI Foreign Sales Corporation
        Tyco Submarine Systems Projects, Inc.


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